SUPPLEMENT TO THE
CLASS A PROSPECTUSES
OF
 WELLS FARGO FIXED INCOME FUNDS
 WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
 WELLS FARGO MULTI-ASSET FUNDS
 WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
 WELLS FARGO SPECIALTY FUNDS
 WELLS FARGO TARGET DATE RETIREMENT FUNDS
 WELLS FARGO U.S. EQUITY FUNDS
Effective on or about March 1, 2019, the following disclosure is added to the end of the section entitled "Appendix":

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates ("Raymond James")

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the fund's Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation
Breakpoints as described in this Prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

November 13, 2018	TDR118/P601SP